VIRTUS Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—4.0%
Best Buy Co., Inc.	221,515	$ 15,389
Home Depot, Inc. (The)	48,706	14,717
		30,106

Consumer Staples—5.9%
Kenvue, Inc.	872,139	17,513
Sysco Corp.	209,142	13,814
Target Corp.	119,846	13,251
		44,578

Energy—7.8%
Baker Hughes Co. Class A	270,579	9,557
Chesapeake Energy Corp.	225,985	19,487
EOG Resources, Inc.	127,315	16,138
Hess Corp.	89,572	13,705
		58,887

Financials—17.7%
Allstate Corp. (The)	142,616	15,889
Bank of America Corp.	601,613	16,472
Capital One Financial Corp.	116,687	11,324
JPMorgan Chase & Co.	80,706	11,704
Progressive Corp. (The)	135,832	18,921
Raymond James Financial, Inc.	121,655	12,218
State Street Corp.	207,029	13,863
U.S. Bancorp	416,835	13,781
Willis Towers Watson plc	93,699	19,579
		133,751

	Shares	Value

Health Care—10.7%
Danaher Corp.	90,221	$ 22,384
Humana, Inc.	50,150	24,399
Johnson & Johnson	97,284	15,152
Revvity, Inc.	174,639	19,332
		81,267

Industrials—21.2%
Emerson Electric Co.	149,618	14,449
Equifax, Inc.	63,256	11,587
FedEx Corp.	63,323	16,775
Fortive Corp.	151,692	11,249
Honeywell International, Inc.	108,491	20,043
IDEX Corp.	77,256	16,071
Jacobs Solutions, Inc.	91,888	12,543
Knight-Swift Transportation Holdings, Inc. Class A	310,507	15,572
L3Harris Technologies, Inc.	100,745	17,542
Parker-Hannifin Corp.	36,615	14,262
Xylem, Inc.	118,205	10,760
		160,853

Information Technology—10.3%
Intel Corp.	612,951	21,790
Marvell Technology, Inc.	366,203	19,823
QUALCOMM, Inc.	191,798	21,301
Teradyne, Inc.	152,814	15,352
		78,266

Materials—11.9%
Air Products & Chemicals, Inc.	55,161	15,632
Avery Dennison Corp.	104,868	19,156
	Shares	Value

Materials—continued
Eastman Chemical Co.	187,041	$ 14,350
Freeport-McMoRan, Inc.	314,448	11,726
Sherwin-Williams Co. (The)	76,663	19,553
Vulcan Materials Co.	50,025	10,106
		90,523

Real Estate—1.8%
Crown Castle, Inc.	145,816	13,419
Utilities—6.5%
Ameren Corp.	193,235	14,460
CMS Energy Corp.	284,972	15,135
PPL Corp.	822,246	19,372
		48,967

Total Common Stocks (Identified Cost $724,869)		740,617

Total Long-Term Investments—97.8% (Identified Cost $724,869)		740,617

TOTAL INVESTMENTS—97.8% (Identified Cost $724,869)		$740,617
Other assets and liabilities, net—2.2%		16,359
NET ASSETS—100.0%		$756,976
The following table summarizes the value of the Fund’s investments as of September 30, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$740,617	$740,617
Total Investments	$740,617	$740,617
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2023.
There were no transfers into or out of Level 3 related to securities held at September 30, 2023.
See Notes to Schedule of Investments

VIRTUS Ceredex Large-Cap Value Equity Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023
Note 1. Security Valuation
The Fund’s Board of Trustees have designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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